                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1993 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 03, 1994 to January 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10 day of February, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.85%, 5.85%, 6.25%,
                                  6.60%, 7.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994

                                 TRUST ACCOUNT #3331720-0
                                 CUSIP#'S 393505-BM3, BN1, BP6, BQ4, BR2
                                 REMITTANCE DATE: 2/15/94

                                             Total $             Per $1,000
                                             Amount               Original
                                         --------------        ------------
Class A Certificates
- --------------------
(1) Amount available (including Monthly
    Servicing Fee)                        10,101,039.78

A.  Interest
    (2) Aggregate Interest
        a. Class A-1 Interest                952,641.09          3.96933788
        b. Class A-2 Interest                536,250.00          4.87500000
        c. Class A-3 Interest                390,625.00          5.20833333
        d. Class A-4 Interest                614,344.50          5.50000000
        e. Class A-5 Interest                639,143.38          5.87500003

    (3) Amount applied to:
        a. Unpaid Class A Interest
           Shortfall                                .00                 .00

    (4) Remaining:
        a. Unpaid Class A Interest
           Shortfall                                .00                 .00

B.  Principal
    (5) Formula Principal Distribution
        Amount                             4,476,842.30                 N/A
        a. Scheduled Principal             2,077,015.70                 N/A
        b. Principal Prepayments           2,399,826.60                 N/A
        c. Liquidated Contracts                     .00                 N/A
        d. Repurchases                              .00                 N/A

    (6) Pool Scheduled Principal
        Balance                          716,497,116.61        987.90541159
   (6a) Pool Factor                           .98790541

    (7) Unpaid Class A Principal Shortfall
        (if any)following prior Remittance
        date                                        .00

    (8) Class A Percentage for such Remittance
        Date (Until Class B Cross-Over Date,
        and on each Remittance Date thereafter
        unless each Class B Principal
        Distribution Test is satisfied, equals
        Class A Principal Balance divided by
        pool Scheduled Principal Balance)         88.93%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.85%, 5.85%, 6.25%,
                                 6.60%, 7.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1993-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 January, 1994
                                    Page 2

                                   TRUST ACCOUNT #3331720-0
                                   CUSIP#'S 393505-BM3, BN1, BP6, BQ4, BR2
                                   REMITTANCE DATE: 2/15/94

                                        Total $              Per $1,000
                                         Amount               Original
                                    --------------          ------------

    (9) Class A Percentage for
        the following
        Remittance Date                      88.87%

   (10) Class A Principal Distribution:
        a. Class A-1                  4,476,842.30           18.65350958
        b. Class A-2                           .00                   .00
        c. Class A-3                           .00                   .00
        d. Class A-4                           .00                   .00
        e. Class A-5                           .00                   .00

   (11) Class A-1 Principal
        Balance                     231,228,170.61          963.45071088
  (11a) Class A-1 Pool Factor            .96345071

   (12) Class A-2 Principal
        Balance                     110,000,000.00          1000.0000000
  (12a) Class A-2 Pool Factor           1.00000000

   (13) Class A-3 Principal
        Balance                      75,000,000.00          1000.0000000
  (13a) Class A-3 Pool Factor           1.00000000

   (14) Class A-4 Principal
        Balance                     111,699,000.00          1000.0000000
  (14a) Class A-4 Pool Factor           1.00000000

   (15) Class A-5 Principal
        Balance                     108,790,362.00          1000.0000000
  (15a) Class A-5 Pool Factor           1.00000000

   (16) Unpaid Class A Principal
        Shortfall
        (if any) following current
        Remittance Date                        .00

C. Aggregate Scheduled Balances
   and Number of Delinquent Contracts
   as of Determination Date

   (17) 31-59 days                    1,635,614.88                    71

   (18) 60 days or more                 276,873.67                    13

   (19) Current Month Repossessions      62,545.97                     3

   (20) Repossession Inventory           62,545.97                     3


                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.85%, 5.85%, 6.25%,
                                  6.60%, 7.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994
                                     Page 3

                       TRUST ACCOUNT #3331720-0
                       CUSIP#'S  393505-BM3, BN1, BP6, BQ4, BR2
                            REMITTANCE DATE: 2/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in January 1999)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                        .04%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                             .00%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                        .23%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                             .00%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from January 1, 1999 to
         December 31, 1999, 9% from January 1, 2002 to
         December 31, 2002 and 10% thereafter)                   N/A

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date)                                                   N/A

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, divided by arithmetic
         average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.75%                                    N/A

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 22%)                                 11.07%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.20%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1993-4
                        CLASS B1, B2 and C CERTIFICATES
                                MONTHLY REPORT
                                 January, 1994


                                CUSIP#'S 393505BS0,BT8
                                REMITTANCE DATE: 2/15/94

                                                  Total $          Per $1,000
                                                   Amount           Original
                                                ------------     -------------
 (1)   Amount Available less the Class A
       Distribution Amount (including Monthly
       Servicing Fee)                           2,491,193.51

 (2)   Class B-1 Remittance Rate (7.20% unless
       Weighted Average Contract Rate is
       below 7.20%)                                     7.20%

 (3)   Aggregate Class B1 Interest                304,608.00        6.00000000

 (4)   Amount applied to Unpaid Class
       BI Interest Shortfall                             .00               .00

 (5)   Remaining unpaid Class B1
       Interest Shortfall                                .00               .00

 (6)   Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date          .00

 (7)   Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each
       Class B Principal Distribution Test is
       satisfied, equals zero.  Thereafter,
       if each Class B Principal Distribution Test
       is satisfied, equals 100% minus Class A
       Percentage)                                       .00

(7a)   Class B Percentage for the following
       Remittance Date                                   .00

 (8)   Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)                              .00

(9a)   Class B1 Principal Shortfall                                        .00

(9b)   Unpaid Class B1 Principal Shortfall                                 .00

(10)   Class Principal Balance                                   79,779,584.00

(11)   Class B1 Principal Balance                                50,768,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.20%, 8.55%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-4
                        CLASS B1, B2 and C CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994
                                     Page 2

                                  CUSIP#'S 393505BS0,BT8
                                  REMITTANCE DATE: 2/15/94

Class B2 and C Certificates
- -----------------------------
(12)  Remaining Amount Available          2,186,585.51

(13)  Class B-2 Remittance Rate (8.55%
      unless Weighted Average Contract
      Rate is less than 8.55%)                    8.55%

(14)  Aggregate Class B2 Interest           206,707.54          7.12500014

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                        .00                 .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                           .00                 .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                         .00

(18)  Class B2 Principal Liquidation Loss Amount                       .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)                        .00

(20)  Reserve Draw Amount                                              .00

(21)  Class B2 Principal Balance                             29,011,584.00

(22)  Reserve Deposit Amount, if any, in
      Liquidity Reserve                                         120,162.33

(23)  Liquidity Reserve Fund Balance                            241,149.84

(24)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer, deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                                          600,811.63

(25)  Class C Residual Payment                                1,258,904.01

(26)  Repossessed Contracts                                      62,545.97

(27)  Repossessed Contracts Remaining
      in Inventory                                               62,545.97

(28)  Weighted Average Contract Rate                               9.72615